UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 31, 2026

ALEXANDERS INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06064	51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

210 Route 4 East
Paramus,	New Jersey	07652
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ALX	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.    Entry into a Material Definitive Agreement.
On March 31, 2026, 731 Office One LLC, a wholly-owned subsidiary of Alexander’s, Inc. (the “Company”), entered into the Tenth Amendment of Lease (the “Lease Amendment”) with Bloomberg L.P. (“Bloomberg”), amending Bloomberg’s lease of the office condominium at the Company’s 731 Lexington Avenue property (the “Property”).
Pursuant to the terms of the Lease Amendment, the Company will give Bloomberg a rent abatement of $56,808,900 with respect to the period of April 1, 2026 to December 1, 2026 and the Company will reduce Bloomberg’s existing tenant fund (that can be used for tenant improvements) by a corresponding amount from $113,617,800 to $56,808,900.
Except as set forth herein, the material terms of the Bloomberg lease remain unchanged and Bloomberg’s lease expiration remains February 8, 2040 and it continues to lease the entire office condominium at the Property.
In connection with the Lease Amendment, on March 31, 2026, the Company also entered into an amendment (the “Loan Amendment”) to the Loan Agreement, dated September 30, 2024, pursuant to which a free rent reserve account was established with the lender in the aggregate amount of $56,808,900 (of which approximately $53.9 million was already held in a lender reserve account). On a monthly basis during the rent abatement period, funds from such account in an amount equal to Bloomberg’s monthly base rent will be applied to monthly debt service and the excess amount will be disbursed to the Company.
This disclosure summarizes the material provisions of the Lease Amendment and the Loan Amendment. This summary is qualified in its entirety by reference to the full text of the Lease Amendment and Loan Amendment which are filed hereto as Exhibits 10.1 and 10.2, respectively.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Tenth Amendment of Lease, dated as of March 31, 2026 between 731 Office One LLC and Bloomberg L.P.

10.2	First Amendment of Loan Agreement, dated as of March 31, 2026 between 731 Office One LLC, as borrower, and Computershare Trust Company, National Association, As Trustee, for the Benefit of the Holders of Lex 2024-BBG Mortgage Trust Commercial Mortgage Pass -Through Certificates, as Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Gary Hansen
Name:	Gary Hansen
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: March 31, 2026

3